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                                                                    EXHIBIT 10.6

                               JO-ANN STORES, INC.

                  LIST OF EXECUTIVE OFFICERS WHO PARTICIPATE IN
         THE REGISTRANT'S 1979 SUPPLEMENTAL RETIREMENT PLAN, AS AMENDED

     -        David Bolen
     -        Brian Carney
     -        Rosalind Thompson
     -        Mike Edwards